Exhibit 99.1

Coeur Announces Stock Repurchase Program

Chicago, Illinois – May 27, 2025 – Coeur Mining, Inc. (“Coeur” or the “Company”) (NYSE: CDE) today announced that its Board of Directors has authorized a $75 million share repurchase program (“the Program”), effective through May 31, 2026.

"We are pleased to announce this share repurchase program intended to enhance per share value for our shareholders,” said Mitchell J. Krebs, Chairman, President and Chief Executive Officer. “This decision reflects confidence in our strong free cash flow profile resulting from higher gold and silver prices, the impact of the newly-acquired Las Chispas mine, continued momentum at the recently expanded Rochester mine, and consistent performance from our other three operations. After several years of heavy investment, the Company is now well-positioned to continue rapidly paying down debt, maintain the pace of reinvestment in high-return organic growth opportunities, while beginning to return capital to our shareholders.”

Repurchases under the Program may be carried out from time to time through opportunistic open-market purchases or by other means in amounts and at prices that Coeur deems appropriate, subject to market and business conditions, applicable legal requirements and other considerations.

About Coeur
Coeur Mining, Inc. is a U.S.-based, well-diversified, growing precious metals producer with five wholly-owned operations: the Las Chispas silver-gold mine in Sonora, Mexico, the Palmarejo gold-silver complex in Chihuahua, Mexico, the Rochester silver-gold mine in Nevada, the Kensington gold mine in Alaska and the Wharf gold mine in South Dakota. In addition, the Company wholly-owns the Silvertip polymetallic critical minerals exploration project in British Columbia.

Cautionary Statements
This news release contains forward-looking statements within the meaning of securities legislation in the United States and Canada, including statements about the Company’s potential share repurchases, per share value, free cash flow, debt reduction, performance of the Company’s operating mines including the recently expanded Rochester mine, future investments in high-return organic growth, future financial stability and business outlook. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause Coeur’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include, among others, the risks and hazards inherent in the mining business (including risks inherent in developing large-scale mining projects, environmental hazards, industrial accidents, weather or geologically-related conditions), changes in the market prices of gold and silver and a sustained lower price or higher treatment and refining charge environment, the risks of lower than expected production and higher than expected costs, uncertainties inherent in Coeur’s production, exploratory and developmental activities, including risks relating to permitting and regulatory delays, changes in mining laws, ground conditions and, grade and recovery variability, any future labor disputes or work stoppages (involving the Company and its subsidiaries or third parties), the risks associated with the integration of Las Chispas, the loss of access or insolvency of any third-party refiner or smelter to which Coeur markets its production, materials and equipment availability, inflationary pressures, the effects of environmental and other governmental regulations and government shut-downs, the risks inherent in the ownership or operation of, or investment in, mining properties or businesses in foreign countries, implementation of tariffs or trade barriers, as well as other uncertainties and risk factors set out in filings made from time to time with the United States Securities and Exchange Commission, and the Canadian securities regulators, including, without limitation, Coeur’s most recent reports on Form 10-K and Form 10-Q. Actual results, developments and timetables could vary significantly from the estimates presented. Readers are cautioned not to put undue reliance on forward-looking statements. Coeur disclaims any intent or obligation to update publicly such forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, Coeur undertakes no obligation to comment on analyses, expectations or statements made by third parties in respect of Coeur, its financial or operating results or its securities.

For Additional Information
Coeur Mining, Inc.
200 S. Wacker Drive, Suite 2100
Chicago, Illinois 60606
Attention: Jeff Wilhoit, Senior Director, Investor Relations
312-489-5800
www.coeur.com

Source: Coeur Mining